General and administrative expenses	6 Months Ended
Jun. 30, 2025
Analysis of income and expense [abstract]
General and administrative expenses	General and administrative expenses
General and administrative expenses decreased by $9.1 million to $58.1 million from $67.2 million during the six months ended June 30, 2025 and 2024, respectively. This decrease was attributable to a decrease in cash compensation expenses.